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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2001


                           United Parcel Service, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                     001-15451                   58-2480149
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(State of incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)

               55 Glenlake Parkway, N.E.
                   Atlanta, Georgia                              30328
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (404) 828-6000


                                 Not Applicable
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          (Former name or former address, if changed since last report)




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ITEM 5. Other Events

         On June 21, 2001, the registrant ("UPS") issued a press release announcing a decision of the 11th Circuit Court of Appeals with respect to certain pending litigation involving UPS. The press release is attached hereto as exhibit 99.1 and is incorporated into this Item 5 by reference as if it were fully set forth herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         99.1 Press release issued on June 21, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 26, 2001                    UNITED PARCEL SERVICE, INC.



                                       By:/s/ D. Scott Davis
                                          --------------------------------------
                                          Name: D. Scott Davis
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer


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                                 EXHIBIT INDEX


EXHIBIT NO.          DOCUMENT
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   99.1              Press release issued on June 21, 2001.